As filed with the U.S. Securities and Exchange Commission on December 20, 2023
1933 Act Registration No. 333-275008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]	Pre-Effective Amendment No. ____
[X]	Post-Effective Amendment No. 1

(Check appropriate box or boxes)

ADVISOR MANAGED PORTFOLIOS
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (626) 914-7385

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copies to:

Russell B. Simon, President Advisor Managed Portfolios c/o U.S. Bank Global Fund Services 2020 East Financial Way, Suite 100 Glendora, California 91741	Christopher D. Menconi, Esquire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, D.C. 20004
It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.
This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 hereby incorporates by reference Part A and Part B of the Registrant’s Registration Statement on Form N-14 (File No. 333-275008) filed with the U.S. Securities and Exchange Commission (“SEC”) on October 16, 2023, as amended on October 19, 2023, and effective on November 17, 2023.
This Post-Effective Amendment No. 1 is being filed solely for the purpose of making revisions pursuant to the SEC staff’s comments on the Registrant’s registration statement on Form N-1A, as amended to register the Acquiring Fund (defined herein) as shell series of the Registrant, incorporating updating information related to the Fund’s September 30, 2023 semi-annual fiscal period and filing auditor’s consents as exhibits to the Registration Statement.
No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

CornerCap Fundametrics® Large-Cap ETF
a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
December 20, 2023
Dear Shareholder,
We are sending this information to you because you are a shareholder of the CornerCap Fundametrics® Large-Cap ETF (the “Target ETF”), a series of Trust for Advised Portfolios (“TAP Trust”) advised by CornerCap Investment Counsel, Inc. (“CornerCap” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”) has determined that it is in the best interests of the Target ETF to reorganize and merge the Target ETF into a newly created series (the “Acquiring ETF”) of Advisor Managed Portfolios (“AMP Trust”), with the same name as the Target ETF. This transaction will be referred to as the “Reorganization.”
Once the Reorganization occurs, the Acquiring ETF will be managed by CornerCap and will have the same management style, investment restrictions and portfolio managers responsible for day-to-day management as were in place for the Target ETF. The Board has determined that the Reorganization is in the best interests of the Target ETF and its shareholders, and that the interests of the Target ETF’s shareholders will not be diluted as a result of the Reorganization.
Importantly, the Reorganization will not result in any change to the Target ETF’s fees and expenses, investment objective, principal investment strategies and risks, or portfolio management team.
Following the Reorganization, the advisory agreement and fundamental policies of the Acquiring ETF will not be materially different from those of the Target ETF. Furthermore, the independent members of the TAP Board comprise a majority of the independent members of the Board of Trustees of AMP Trust. In addition, AMP Trust, on behalf of the Acquiring ETF, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) that is substantially similar to the plan pursuant to Rule 12b-1 that is currently in place for the Target ETF. (The Target ETF and Acquiring ETF are each authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services; however, no Rule 12b-1 fees are currently paid by the Target ETF, and there are no plans to impose these fees for the Target ETF or the Acquiring ETF.) As a result, we are not seeking shareholder approval for the Reorganization and we are not requesting a proxy from you.
The enclosed Information Statement/Prospectus contains information about the Reorganization. As a result of the Reorganization, shareholders of the Target ETF will receive shares of the Acquiring ETF with the same aggregate net asset value as the shares of the Target ETF owned immediately prior to the Reorganization. Target shareholders will not be charged any sales load, commission or transaction fees in connection with the exchange of Target ETF shares for Acquiring ETF shares in the Reorganization.
In evaluating the Reorganization proposal, the TAP Board considered the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and determined, among other things, that the Reorganization may enable the Acquiring ETF to benefit from greater economies of scale in the future than would otherwise be available to the Target ETF, which could lead to reduced fees or expenses for the Acquiring ETF’s shareholders in the future, and to avoid any negative impact for the Target ETF relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring ETF, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. The Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.
This document is provided for information only because shareholder approval is not required to effectuate the Reorganization for the Target ETF under TAP Trust’s operating documents, and applicable Delaware state and U.S. federal law (including the 1940 Act).
You are encouraged to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact CornerCap Investment Counsel, Inc. at 1-800-617-0004.
Sincerely,
/s/ Russell B. Simon
Russell B. Simon, President
Trust for Advised Portfolios

REORGANIZATION OF
CornerCap Fundametrics® Large-Cap ETF
(A series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
INTO THE
CornerCap Fundametrics® Large-Cap ETF
(A series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
_____________________________________

INFORMATION STATEMENT/PROSPECTUS
DATED December 20, 2023
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
This Information Statement/Prospectus (the “Information Statement/Prospectus”) is furnished to you as a shareholder of the CornerCap Fundametrics® Large-Cap ETF (the “Target ETF”), a series of Trust for Advised Portfolios (“TAP Trust”) advised by CornerCap Investment Counsel, Inc. (“CornerCap” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”), including all of the Independent Trustees of TAP Trust, has determined that it is in the best interests of the Target ETF to reorganize and merge the Target ETF into the acquiring ETF, CornerCap Fundametrics® Large-Cap ETF (the “Acquiring ETF”), a newly created series of Advisor Managed Portfolios (“AMP Trust”) with the same name as the Target ETF. The transaction will be referred to as the “Reorganization,” and the Target ETF and the Acquiring ETF may be referred to together as the “Funds” or a “Fund”.
The Target ETF and the Acquiring ETF have identical investment objectives, investment strategies, restrictions, and risks, and there will be no change in investment adviser or portfolio managers. Importantly, the Reorganization will not result in any increase in fees or expenses for the Target ETF.
The TAP Board has approved the Reorganization and has determined that the Reorganization is in the best interests of the Target ETF and its shareholders.
Shares of the Acquiring ETF will be listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”), which is the same listing exchange used for shares of the Target ETF.
The Reorganization is expected to close on or about January 19, 2024 (the “Closing Date”). The Acquiring ETF will open for trading on January 22, 2024.

This Information Statement/Prospectus sets forth concisely the information you should know about the Reorganization of the Target ETF and constitutes an offering of the shares of the Acquiring ETF issued in the Reorganization. Please read it carefully and retain it for future reference.
In addition, the following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”) (http://sec.gov), and are incorporated herein by reference:

•the Statement of Additional Information (“SAI”) dated December 20, 2023 relating to this Information Statement/Prospectus;
•the Prospectus and SAI related to the Target ETF, dated July 31, 2023, as supplemented, (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-005227);
•the Annual Report to shareholders of the Target ETF for the fiscal year ended March 31, 2023, which has previously been sent to shareholders of the Target ETF (File No. 811-21422) (Accession No. 0000894189-23-004186); and
•The Semi-Annual Report to shareholders of the Target ETF for the six-month period ended September 30, 2023, which has been previously sent to shareholders of the Target ETF (File No. 811-21422) (Accession No. 0000894189-23-008782);.
In addition, AMP Trust has filed with the SEC a preliminary prospectus and SAI for the Acquiring ETF as it will be offered after the Reorganization. Because the Acquiring ETF has not yet commenced operations, no annual or semi-annual report is available.
This Information Statement/Prospectus will be mailed on or about December 22, 2023 to shareholders of record of the Target ETF as of the November 30, 2023 (the “Record Date”).
The Target ETF is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC.
The above documents are available upon request and without charge by writing to the Target ETF at CornerCap Fundametrics® Large-Cap ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll-free at 1-800-617-0004. This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. Reports, proxy statements and other information that may be filed with Cboe BZX Exchange, Inc. also may be inspected at the offices of the exchange.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
We are not asking you for a proxy and you are requested not to send us a proxy.
    Information Statement/Prospectus    ii

OVERVIEW
This Information Statement/Prospectus relates to the Reorganization of the Target ETF, a series of TAP Trust, into the Acquiring ETF, a series of AMP Trust. TAP Trust and AMP Trust are each an open-end management investment company registered with the SEC and organized under the laws of the state of Delaware. CornerCap serves as investment adviser to the Target ETF and the Acquiring ETF.
The Target ETF and the Acquiring ETF are identical in all material respects. The Target ETF and the Acquiring ETF have the same investment objective, fees and expenses, investment strategies, investment policies, and investment risks. Additionally, CornerCap provides day-to-day management of the portfolios for both of the Target ETF and the Acquiring ETF. The Target ETF and the Acquiring ETF have identical distribution and purchase procedures and exchange rights and redemption procedures. The Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of the Trust, the Reorganization may enable the Acquiring ETF to benefit from greater economies of scale in the future than would otherwise be available to the Target ETF, which could lead to reduced fees or expenses for the Acquiring ETF’s shareholders in the future, and to avoid any negative impact for the Target ETF relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring ETF, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
Shareholders of the Target ETF are not required to approve the Reorganization. Section 7.2 of Article VII of TAP Trust’s Amended and Restated Declaration of Trust permits TAP Trust, unless otherwise required by law, to cause any series of TAP Trust to be merged or consolidated with or into a series of any other investment company without shareholder approval. The Target ETF and the Acquiring ETF are each advised by CornerCap, and the Reorganization is considered to be a merger of affiliated companies for purposes of Rule 17a-8 under the 1940 Act. Rule 17a-8(3) permits the merger of affiliated companies without obtaining shareholder approval if: (i) no fundamental policy of the merging company is materially different from the fundamental policies of the surviving company; (ii) no advisory contract between the merging company is materially different from an advisory contract of the surviving company; (iii) trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and (iv) any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company. As discussed in detail in this Information Statement/Prospectus, the Reorganization meets the criteria set forth in Rule 17a-8(a)(3). Furthermore, the Board, including all Independent Trustees, has determined that the Reorganization is in the best interests of the Target ETF and its shareholders, and that the interests of the Target ETF’s shareholders will not be diluted as a result of the Reorganization.
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND RESTRICTIONS
There are no differences in the investment objectives, investment strategies, investment restrictions, or investment risks between the Target ETF and Acquiring ETF. The same portfolio managers will continue to manage the Acquiring ETF.
Investment Objective and Investment Strategies
The Target ETF and the Acquiring ETF have identical investment objectives. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.
The investment objective of the Target ETF and the Acquiring ETF is to seek long-term capital appreciation. Each Fund is an actively-managed ETF that invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative research system called “Fundametrics®” developed by the Adviser. Under normal circumstances, each Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of large-capitalization companies.
For further information about the investment strategies of the Funds, please refer to Appendix C to this Information Statement/Prospectus.
Investment Policies and Restrictions
The Target ETF and the Acquiring ETF have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. Each Fund’s fundamental investment restrictions are listed in Appendix C to this Information Statement/Prospectus.
The Target ETF and the Acquiring ETF each observe the following policy, which is not deemed fundamental and may be changed without shareholder approval: The Fund may not make any change to its investment policy of investing at least 80% of its net assets
1

(plus any borrowings for investment purposes) in the securities of large-capitalization companies without first providing its shareholders with at least 60 days’ prior notice.
Principal Investment Risks
The principal risks associated with an investment in the Target ETF and the Acquiring ETF are identical. Each Fund is subject to the following principal risks: Equity Market Risk, Value Investing Risk, Growth Investing Risk, Large-Capitalization Companies Risk, ETF Risks, Management Risk, Model Risk, Market Risk and Securities Lending Risk.
For further information about the risks of investments in the Funds, please refer to Appendix C to this Information Statement/Prospectus.
FEES AND EXPENSES
As an investor, shareholders pay fees and expenses to buy and hold shares of the Target ETF or the Acquiring ETF. Neither the Target ETF nor the Acquiring ETF charge a front-end or deferred “sales charge” or Rule 12b-1 plan fees. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.
The fees and expenses of the Target ETF and the Acquiring ETF are identical. The Acquiring ETF is not operational and does not currently have assets. The information below shows the current fees and expenses for the Target ETF and the Acquiring ETF.
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Target ETF and the Acquiring ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%
Example
The Example is intended to help you compare the cost of investing in the Target ETF and the Acquiring ETF with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Target ETF or Acquiring ETF for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Target ETF or Acquiring ETF’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2023, the Target ETF’s portfolio turnover rate was 60% of the average value of its portfolio. The Acquiring ETF is expected to have a similar portfolio turnover rate.
PERFORMANCE HISTORY
For the Reorganization, the Acquiring ETF will be the surviving legal entity, and will adopt the accounting history of the Target ETF. As a result, the Acquiring ETF will assume the financial and performance history of the Target ETF when the Reorganization closes.
The bar chart shows the performance of the Target ETF from year to year. The table below illustrates how the Target ETF’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Target ETF’s past performance, before and after taxes, does not necessarily indicate how the Target ETF will perform in the future. Updated performance information is available by calling the Fund toll-free at 888-244-4601 and is posted on the Fund’s website at CornerCapFUNL-ETF.com.
    Information Statement/Prospectus    2

Calendar Year Total Returns
Calendar Year Ended December 31,
The year-to-date return for the Target ETF as of September 30, 2023 was 2.43%.
During the period of time shown in the bar chart, the Target ETF’s highest quarterly return was 13.36% for the quarter ended December 31, 2022 and the lowest quarterly return was -11.97% for the quarter ended June 30, 2022.

Average Annual Total Returns For the Periods Ended December 31, 2022
	1 Year	Since Inception August 19, 2020
Return Before Taxes	-5.69%	13.74%
Return After Taxes on Distributions	-6.09%	13.31%
Return After Taxes on Distributions and Sale of Fund Shares	-3.08%	10.68%
Russell 1000 Value Total Return Index (reflects no deduction for fees, expenses, or taxes)	-7.54%	12.83%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods covered in the table above and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.  In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
MANAGEMENT OF THE FUND
Investment Adviser
CornerCap Investment Counsel, Inc. is the investment adviser to the Target ETF and the Acquiring ETF and is located at The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, GA 30309. CornerCap was formed in 1989 and has over three decades of experience providing investment management services to various funds. The Adviser is controlled by Mr. Thomas E. Quinn.
The Adviser serves as investment adviser to the Target ETF and the Acquiring ETF with overall responsibility for the day-to-day portfolio management of each Fund, subject to the supervision of the TAP Board and the AMP Board, respectively. The Adviser also furnishes each Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund, except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
    Information Statement/Prospectus    3

For its services, the Adviser receives a single unitary management fee that is equal to 0.50% per annum of the average daily net assets of the Target ETF. For the fiscal year ended March 31, 2023, the Adviser received management fees from the Target ETF equal to 0.50% per annum of the average daily net assets of the Target ETF.
A discussion regarding the basis of the TAP Board’s most recent approval of the Target ETF’s investment advisory agreement will be available in the Target ETF’s semi-annual report to shareholders for the period ended September 30, 2023. A discussion regarding the AMP Board’s basis for approving the investment advisory agreement for the Acquiring ETF will be included in the annual report to shareholders for the fiscal year ending March 31, 2024.
Portfolio Managers
J. Cannon Carr, Jr., Chief Executive Officer of the Adviser, Jeffrey P. Moeller, Director of Research of the Adviser, and Joshua Tucker, Research Analyst of the Adviser, have served as the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Target ETF since its inception in August 2020 and will serve in the same role for the Acquiring ETF following the reorganization.
Mr. Carr is Chief Executive Officer of the Adviser and has been with the Adviser since 2007. He leads the Adviser’s investment committee, which oversees management of the Adviser’s investment research and products, including the Fund. He assumed the formal role of co-manager in July 2013. Prior to 2007, Mr. Carr was a Senior Equity Analyst on Wall Street for ten years.
Mr. Moeller, Director of Research and portfolio manager with the Adviser, has been with the Adviser since 2000, and his duties have included development of Fundametrics® research platform, portfolio management, and investment research. Mr. Moeller is a CFA Charterholder.
Mr. Tucker, research analyst with the Adviser, has been with the Adviser since 2013 and his duties include development of Fundametrics® research platform and investment research. Mr. Tucker is a CFA Charterholder.
The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed and ownership of shares.
BUYING AND SELLING FUND SHARES
Fund shares are listed for secondary trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Fund’s NAV per share is calculated as of the close of regular trading (generally 4:00 pm Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business. The NYSE and the Exchange are generally open Monday through Friday and are closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such request. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset will be valued at its fair value in good faith in accordance with the Adviser’s pricing procedures, subject to oversight by the Board. Valuing securities at fair value is intended to ensure that the Fund is accurately priced and involves reliance on judgment. The Adviser will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices
    Information Statement/Prospectus    4

of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
Other types of investments that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
Frequent Purchases and Redemptions of Shares
Unlike frequent trading of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of each Fund on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm the Fund’s shareholders because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem a Fund’s shares directly with the Fund. Because these trades are generally effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Funds may impose transaction fees on in-kind purchases and redemptions of creation units to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for creation units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Fund.
DISTRIBUTOR
Quasar Distributors, LLC (the “Distributor”) is the distributor for both the Target ETF and the Acquiring ETF. The Distributor is a broker-dealer registered with the SEC. For both Funds, the Distributor distributes creation units on an agency basis and does not maintain a secondary market in the shares. Neither the Target ETF nor the Acquiring ETF charges Rule 12b-1 distribution fees, sales loads or deferred sales loads.
Financial Intermediary Compensation
If you purchase shares of the Target ETF or the Acquiring ETF through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Target ETF or the Acquiring ETF over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
INFORMATION ABOUT THE REORGANIZATION
Reorganization
As further explained in this Information Statement/Prospectus, the Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), a form of which is provided in Appendix A. Under the Plan of Reorganization, the Target ETF will transfer all of its assets to the Acquiring ETF in exchange for the assumption of all liabilities of the Target ETF by the Acquiring ETF and shares of the Acquiring ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target ETF on the Closing Date for the Reorganization (currently, the Closing Date is expected to be January 19, 2024. The shares of the Acquiring ETF will be distributed pro rata to the shareholders of the Target ETF in complete liquidation of the Target ETF. Holders of shares of the Target ETF will receive the number of shares of the Acquiring ETF equal in value to the aggregate NAV of the shares of the Target ETF that the shareholder held immediately prior to the Reorganization. As a result of the Reorganization, a shareholder of the Target ETF will have the same percentage of ownership in the Acquiring ETF as such shareholder’s percentage of ownership in the Target ETF prior to the Reorganization.
The Board, including the Trustees who are not “interested persons” of TAP Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target ETF, and the Board, including the Independent Trustees of AMP Trust, on behalf of the Acquiring ETF, have approved the Plan of Reorganization. The Plan of Reorganization provides for:
a.the transfer of all of the assets and the liabilities of the Target ETF to the Acquiring ETF in exchange for shares of the Acquiring ETF;
    Information Statement/Prospectus    5

b.the distribution of the Acquiring ETF shares to the Target ETF’s shareholders; and
c.the termination of the Target ETF as a series of the TAP Trust.
If the proposed Reorganization is completed, the Acquiring ETF will acquire all of the assets and the liabilities of the Target ETF, and shareholders of the Target ETF will receive shares of the Acquiring ETF with an aggregate NAV equal to the aggregate NAV of the Target ETF shares that the shareholders own immediately prior to the Reorganization.
Reasons for the Proposed Reorganization
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust, the Reorganization may enable the Acquiring ETF to benefit from greater economies of scale in the future than would otherwise be available to the Target ETF, which could lead to reduced fees or expenses for Acquiring ETF shareholders in the future, and to avoid any negative impact for the Target ETF relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring ETF, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. Additionally, the TAP Board believes that the Reorganization is in the best interests of the Target ETF and its shareholders because the Acquiring ETF has an identical investment objective and the same investment strategies and policies as the Target ETF.
Board Considerations
In considering and approving the Reorganization at meetings held on May 31 and June 1, 2023, the TAP Board discussed the future of TAP Trust and the Target ETF in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and the advantages of reorganizing the Target ETF into the Acquiring ETF. Among other things, the TAP Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan of Reorganization, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.
In considering the Reorganization, the TAP Board took into account the following matters, among others and in no order of priority:
•The Adviser will manage the Acquiring ETF as the successor to the Target ETF.
•The investment objective, principal investment strategies, principal risks, investment policies and restrictions of the Acquiring ETF will be identical to those of the Target ETF, and the Acquiring ETF will be managed by the same portfolio management team as the Target ETF.
•The unitary management fee for the Acquiring ETF will be the same as the unitary management fee for the Target ETF.
•That a potential benefit of the Reorganization is that it may result in greater economies of scale for the Acquiring ETF than would otherwise exist in TAP Trust. The Board recognized that the Adviser might benefit from increased economies of scale because the Adviser is responsible for paying the operating expenses of the Acquiring ETF. The Board considered that a significant reduction in such expenses could enable the Adviser to reduce or waive a portion of its management fee in the future to the benefit of shareholders. The TAP Board noted that AMP Trust was expected to grow to a greater number of investment advisers and funds, as well as greater net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring ETF, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
•The desire to avoid any negative impact for the Target ETF relating to the pending litigation involving an unrelated series of the TAP Trust, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board.
•The qualifications and experience of the Acquiring ETF’s service providers, which are the same service providers of the Target ETF.
•The costs of the Reorganization will not be borne by either the Target ETF or the Acquiring ETF, regardless of whether the Reorganization is consummated. The Board considered that the Trust’s administrator will bear the costs associated with the Reorganization.
•Any potential conflicts of interest related to the Reorganization, including as a result of any direct or indirect benefits to the Adviser, as discussed above.
•The Reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).
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•The interests of the shareholders of the Target ETF will not be diluted as a result of the Reorganization.
•If shareholders of the Target ETF do not wish to become shareholders of the Acquiring ETF, they may sell their Target ETF shares before the Reorganization.
The TAP Board, including all of the Independent Trustees, concluded that Reorganization of the Target ETF into the Acquiring ETF was in the best interests of the Target ETF and its shareholders, and that the Target ETF’s shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of the Target ETF were made on the basis of each TAP Board member’s business judgment after consideration of all of the factors taken as a whole, though individual TAP Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
After consideration of the factors noted above, together with other factors and information considered to be relevant, the TAP Board determined that the Reorganization is in the best interests of shareholders of the Target ETF, and accordingly, unanimously approved the Reorganization of the Target ETF into the Acquiring ETF and the Plan of Reorganization.
Costs and Expenses of the Reorganization
The Plan of Reorganization provides that all expenses of the Reorganization will be borne by U.S. Bank Global Fund Services, a service provider to the Target ETF and Acquiring ETF. Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by TAP Trust and AMP Trust in connection with the Reorganization.. The costs associated with the Reorganization are expected to be approximately $50,000. The Administrator will bear the costs associated with the organization of the Acquiring ETF and the preparation of this Information Statement/Prospectus for the Reorganization, among other expenses. Target shareholders will not be charged any sales load, commission or transaction fees in connection with the exchange of Target ETF shares for Acquiring ETF shares in the Reorganization.
Capitalization
The following table sets forth, as of November 30, 2023, (a) the unaudited capitalization of the Target ETF and (b) the unaudited pro forma combined capitalization of the Acquiring ETF assuming the proposed Reorganization has taken place. The capitalization is likely to be different on the Closing Date as a result of daily Target ETF share creation, redemption and market activity.

Fund Capitalization as of November 30, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target ETF	$158,035,075	4,845,000	$32.62
Acquiring ETF (Pro Forma)*	$158,035,075	4,845,000	$32.62
*Reflects the estimated pro forma capitalization of the Acquiring ETF at November 30, 2023, as though the Reorganization had occurred on November 30, 2023, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring ETF will be received by the shareholders of the Target ETF on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date.
Federal Tax Consequences
The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Code. Accordingly, no gain or loss is expected to be recognized by the Fund as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the law firm Morgan, Lewis & Bockius LLP, counsel to TAP Trust and AMP Trust will provide an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code. In addition, the tax basis and the holding period of the Acquiring ETF shares received by each shareholder of the Target ETF in the Reorganization should be the same as the tax basis and holding period of the Target ETF shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Acquiring ETF shares received, the Target ETF’s shares given up must have been held as capital assets by the shareholder.
At any time before the Reorganization takes place, a shareholder may sell shares of the Target ETF. Generally, such sale would be a taxable transaction to the shareholder for federal income tax purposes.
For more information on the tax consequences of a reorganization, see “Taxes” later in this Information Statement/Prospectus.
DIVIDENDS AND DISTRIBUTIONS
The Target ETF and Acquiring ETF intend to pay out dividends, if any, annually and distribute any net realized capital gains to its shareholders at least annually. The Funds will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. The investor’s broker is responsible for distributing the income and capital gain distributions to the investor.
    Information Statement/Prospectus    7

TAXES
The Acquiring ETF and its shareholders are not expected to face any tax consequences as a result of the Reorganization. The Adviser does not anticipate any restructuring of the securities in the portfolio as a result of the Reorganization due to the fact that investment objective and principal investment strategies of the Funds are identical. As of March 31, 2023, the Target ETF had the following capital loss carryforwards. Any remaining amount of capital loss carryforwards available to the Target ETF at the closing of the Reorganization will be available tot he Acquiring ETF after the Reorganization.

Not Subject to Expiration
Short-Term	Long-Term	Total
$5,149,983	$1,953,878	$7,103,861
The Fund has elected and intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
In general, the Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. For this purpose, the period during which the Acquiring ETF holds an asset includes the period during which the Target ETF held that asset. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
A tax of 3.8% applies to net investment income of U.S. individuals (other than individuals that are married by filing a separate return) with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
The Fund (or its administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.
If you are not a citizen or a permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of the Fund’s net capital gain that is reported by the Fund as capital gain dividends. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding
    Information Statement/Prospectus    8

tax. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty. Foreign investors in the Fund are encouraged to consult their tax advisor prior to investing in the Fund.
The Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the tax optimization method, under which the shareholder sells shares in a thoughtful way to reduce or eliminate capital gains. A shareholder may elect, on an account-by-account basis, to use a method other than tax optimization by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the tax optimization method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the tax optimization method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Taxes When Shares are Sold on the Exchange
Assuming shares are held as a capital asset, any gain or loss realized upon a sale of shares generally is treated as a long-term capital gain or loss if shares have been held for more than one year and as a short-term capital gain or loss if shares have been held for one year or less provided that the shareholder holds the shares as capital assets. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rule applies and when a loss might be deductible.
FINANCIAL HIGHLIGHTS SUMMARY
The fiscal year end of the Target ETF and the Acquiring ETF is March 31. The financial highlights for the fiscal year ended March 31, 2023 for the Target ETF are included in Appendix B, and have been derived from financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered accounting firm. The information for the fiscal years prior to March 31, 2023 was audited by BBD, LLP, the Target ETF’s prior independent registered public accounting firm. The information for the six-month period ended September 30, 2023 is unaudited.
The financial highlights of the Target ETF are also contained in: (i) the Annual Report to shareholders of the Target ETF for the fiscal year ended March 31, 2023, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm; and (ii) the Semi-Annual Report to shareholders of the Target ETF for the six-month period ended September 30, 2023. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, is available on request and without charge by writing to the CornerCap Fundametrics® Large-Cap ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, and are incorporated by reference into this Information Statement/Prospectus. Cohen &
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Company, Ltd. has been selected as the independent registered public accounting firm for the Target ETF and the Acquiring ETF for the fiscal year ending March 31, 2024.
As of the date of this Information Statement/Prospectus, the Acquiring ETF has not commenced operations and has no financial highlights. The Acquiring ETF will assume the accounting history of the Target ETF at the closing of the Reorganization.
DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS
The following is a summary of the material rights of shareholders of the Target ETF and the Acquiring ETF, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), TAP Trust’s Amended and Restated Agreement and Declaration of Trust, and TAP Trust’s Amended and Restated Bylaws, as well as AMP Trust’s Agreement and Declaration of Trust and Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Target ETF is a series of TAP Trust, an open-end management investment company organized as a Delaware statutory trust on August 28, 2003. The Acquiring ETF is a series of AMP Trust, an open-end management investment company organized as a Delaware statutory trust on February 16, 2023. The Target ETF and the Acquiring ETF both offer one class of shares.
Capital Stock. Each of TAP Trust and AMP Trust (each, a “Trust”) is authorized to issue an unlimited number of interests (or shares). Interests in the Target ETF and the Acquiring ETF are represented by shares of beneficial interest each with no par value. As of the date of this Information Statement/Prospectus, shares of approximately 13 other series of the TAP Trust are offered in separate prospectuses and statements of additional information, and there are no existing series of the AMP Trust. Each Trust may start additional series and offer shares of new funds under the Trust at any time.
Voting Rights. Each share of a Fund represents an interest in the respective Fund and corresponding Trust that is equal to and proportionate with each other share of the respective Fund and corresponding Trust. Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. Each Trust is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of a Trust. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. Each Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of each Fund are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
FUND TRUSTEES AND OFFICERS
The independent members of the TAP Board comprise a majority of the independent members of the AMP Board and the officers of TAP Trust and AMP Trust are the same.
OTHER SERVICE PROVIDERS
The Acquiring ETF will use the same service providers as currently used by the Target ETF:

Role	Service Provider
Administrator	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Fund Accounting Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Transfer Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
    Information Statement/Prospectus    10

Role	Service Provider
Custodian	U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103
Information about the Acquiring ETF’s administrator, fund accountant and transfer agent, and custodian can be found in the SAI connected with this Information Statement/Prospectus dated December 20, 2023.
OWNERSHIP OF SECURITIES OF THE FUNDS
As of the date of this Information Statement/Prospectus, the Acquiring ETF had not commenced operations.
As of November 30, 2023, the Target ETF had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Target ETF as a group owned less than 1% of the outstanding voting securities of the Target ETF.

Shares Issued & Outstanding as of November 30, 2023
Target ETF	4,845,000
As of November 30, 2023, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target ETF:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	98.45%	Record
Any shareholder that owns 25% or more of the outstanding shares of a fund or a class of a fund may be presumed to “control” (as that term is defined in the 1940 Act) the fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a fund.
AVAILABLE INFORMATION
Each Trust is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring ETF will be passed on by the law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004.
EXPERTS
The financial statements and financial highlights of the Target ETF are incorporated by reference into this Information Statement/Prospectus from the Target ETF’s Annual Report on Form N‑CSR for the fiscal year ended March 31, 2023, and have been audited by Cohen & Company, Ltd., the Target ETF independent registered public accounting firm, as stated in its report, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.
OTHER MATTERS
The Target ETF is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of Trust for Advised Portfolios at U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.
    Information Statement/Prospectus    11

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
Corner Cap Fundametrics Large-Cap ETF
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this ___ day of _____, 2023 by and among (i) Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), severally and not jointly on behalf of its series, the CornerCap Fundametrics® Large-Cap ETF (the “Target ETF”) and (ii) Advisor Managed Portfolios, a Delaware statutory trust (“AMP Trust” and, together with TAP Trust, the “Trusts”), severally and not jointly on behalf of its series, the CornerCap Fundametrics® Large-Cap ETF (the “Acquiring ETF”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), is a party to this Agreement solely for purposes of paragraph 9.2. Other than the Target ETF and the Acquiring ETF, no other series of TAP Trust or AMP Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target ETF or Acquiring ETF are made and shall be taken or undertaken by TAP Trust on behalf of the Target ETF and AMP Trust on behalf of the Acquiring ETF.
WHEREAS, the parties hereto intend for the Acquiring ETF and the Target ETF to enter into a transaction pursuant to which: (i) the Acquiring ETF will acquire all of the Assets (as defined in Section 1.1(b)) solely in exchange for shares of the Acquiring ETF (“Acquiring ETF Shares”) of equal value to the net assets of the Target ETF (determined as of the Valuation Time (as defined in Section 2.1(e)) and the assumption of the Liabilities (as defined in Section 1.1(c)) of the Target ETF, and (ii) the Target ETF will immediately distribute such Acquiring ETF Shares to shareholders of the Target ETF, in complete liquidation of the Target ETF, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);
WHEREAS, the Acquiring ETF is a “shell” series of AMP Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target ETF;
WHEREAS, each of TAP Trust and AMP Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and
WHEREAS, the parties hereto intend for (i) this Agreement to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.
WHEREAS, the Boards of Trustees of TAP Trust and AMP Trust have authorized and approved the Reorganization with respect to the Target ETF and the Acquiring ETF, respectively.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.    DESCRIPTION OF THE REORGANIZATION
1.1.    The Trusts agree to take the following steps with respect to the Reorganization:
(a)The Target ETF shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring ETF, and the Acquiring ETF in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target ETF the number of Acquiring ETF Shares determined in the manner set forth in Section 2.
(b)The assets of the Target ETF to be transferred to the Acquiring ETF shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting
    Information Statement/Prospectus    1

recoveries) and dividends or interest receivable that are owned by the Target ETF and any deferred or prepaid expenses shown as an asset on the books of the Target ETF on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”).
(c)The Target ETF will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring ETF shall assume all of the liabilities of the Target ETF, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).
(d)As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), the Target ETF will distribute to its shareholders of record (“Target ETF Shareholders”) the Acquiring ETF Shares received by the Target ETF pursuant to Section 1.1(a) on a pro rata basis, and the Target ETF will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target ETF’s shares, by the transfer of the Acquiring ETF Shares then credited to the account of the Target ETF on the books of the Acquiring ETF to open accounts on the share records of the Acquiring ETF in the names of the Target ETF Shareholders. At the Closing, any outstanding certificates representing shares of the Target ETF will be cancelled.
(e)Ownership of Acquiring ETF Shares will be shown on the Acquiring ETF’s books, as such are maintained by its transfer agent.
2.    VALUATION
2.1.    With respect to the Reorganization:
(a)The net value of the Target ETF’s Assets to be acquired by the Acquiring ETF hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by TAP Trust’s Board of Trustees (“Target ETF Valuation Procedures”).
(b)The number of Acquiring ETF Shares issued by the Acquiring ETF in exchange for the Target ETF’s Assets shall be equal in value to the aggregate net asset value of shares of the Target ETF outstanding as of the Valuation Time.
(c)The net asset value per share of the Acquiring ETF Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target ETF’s Assets (described in Section 2.1(a)) by the number of Acquiring ETF Shares issued in connection with the Reorganization (described in Section 2.1(b)).
(d)All computations of value shall be made by the Target ETF’s administrator using the Target ETF Valuation Procedures.
(e)“Valuation Time” shall mean immediately after the close of regular trading on the NYSE on the Valuation Date.
(f)“Valuation Date” shall mean the business day next preceding the Closing Date.
    3.    CLOSING AND CLOSING DATE
3.1.    The Reorganization shall close on January 19, 2024 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of
    Information Statement/Prospectus    2

immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”).
3.2.    With respect to the Reorganization:
(a)The Target ETF’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target ETF as of the Closing Date to the Acquiring ETF’s custodian (the “Acquiring Custodian”) for the account of the Acquiring ETF duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. TAP Trust shall direct the Target ETF’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target ETF’s portfolio securities and instruments so held. The cash to be transferred by the Target ETF shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date.
(b)The Target ETF shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any.
(c)At such time prior to the Closing Date, the Target ETF shall provide (i) instructions and related information to the Acquiring ETF or its transfer agent with respect to the Target ETF Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target ETF Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target ETF or its agents relating to the identification and verification of the Target ETF Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring ETF may reasonably request.
(c)In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target ETF (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of TAP Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target ETF is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.    REPRESENTATIONS AND WARRANTIES
4.1.    TAP Trust, on behalf of itself or, where applicable, the Target ETF, represents and warrants to AMP Trust and the Acquiring ETF as follows:
(a)The Target ETF is duly organized as a series of TAP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, each as currently in effect, to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)TAP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target ETF under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
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(c)No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target ETF and TAP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)The current prospectus and statement of additional information of the Target ETF and each prospectus and statement of additional information of the Target ETF used at all times between the commencement of operations of the Target ETF and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)Except as otherwise disclosed to and accepted by or on behalf of the Acquiring ETF, the Target ETF will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring ETF will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;
(f)On the Closing Date, all Returns (as defined below) of the Target ETF required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of AMP Trust (on behalf of the Acquiring ETF), to TAP Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target ETF or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target ETF is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target ETF’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(g)The Target ETF has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target ETF has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target ETF is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target ETF will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target ETF has not taken any action, caused any action to be taken or caused any
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action to fail to be taken which action or failure could cause the Target ETF to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target ETF to fail to be qualified as a regulated investment company as of the Closing Date. The Target ETF has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target ETF has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;
(h)The Target ETF has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (f) or (g) of this Section 4.1;
(i)All issued and outstanding shares of the Target ETF are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by TAP Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(j)The Target ETF will provide the Acquiring ETF with such information relating to the Target ETF as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) and such information as of the date provided, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by TAP Trust for use therein;
(k)The Target ETF is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(l)The Target ETF will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;
(m)The Target ETF is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder; and
(n)The Target ETF has maintained since its formation its March 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its March 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year”;
4.2.     AMP Trust, on behalf of itself or, where applicable, the Acquiring ETF, represents and warrants to TAP Trust and the Target ETF as follows:
(a)The Acquiring ETF is duly organized as a series of AMP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust and By-Laws, each as currently in effect, to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
    Information Statement/Prospectus    5

(b)AMP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)Prior to the Closing, the registration of the Acquiring ETF Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;
(d)No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring ETF and AMP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)The prospectus and statement of additional information of the Acquiring ETF to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)The Acquiring ETF will be at the time of Closing a new series of AMP Trust, without assets (other than nominal seed capital received in exchange for a nominal number of shares (“Initial Shares”) to the seed capital investor (which shall be the investment adviser of the Acquiring ETF or an affiliate thereof) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target ETF in connection with the Reorganization and, accordingly, the Acquiring ETF has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued in a private placement to the initial seed capital investor of the Acquiring ETF to secure any required initial shareholder approvals. The Initial Shares have been or will be redeemed by the Acquiring ETF prior to the Closing for the price for which they were issued;
(g)The Acquiring ETF intends to qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring ETF will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring ETF to fail to be qualified as a regulated investment company from and after the Closing;
(h)No consideration other than the Acquiring ETF Shares (and the Acquiring ETF’s assumption of the Target ETF’s Liabilities) will be exchanged for the Target ETF’s Assets in the Reorganization;
(i)The Acquiring ETF Shares to be issued and delivered to the Target ETF, for the account of the Target ETF Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target ETF’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by AMP Trust and the Acquiring ETF;
(j)The Acquiring ETF on the Closing will not directly or indirectly own, any shares of the Target ETF;
(k)The information provided by the Acquiring ETF for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by AMP Trust for use therein; and
(l)AMP Trust is not aware of any arrangement whereby it or any affiliated person of the AMP Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.
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5.     COVENANTS
5.1.    With respect to the Reorganization:
(a)The Target ETF will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target ETF may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring ETF shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring ETF to secure any required initial shareholder approvals.
(b)The parties hereto shall cooperate in preparing, and AMP Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring ETF Shares to be issued in connection with the Reorganization and include an information statement explaining the details of the Reorganization (the “N-14 Registration Statement”).
(c)TAP Trust, on behalf of the Target ETF, will provide the Acquiring ETF with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target ETF to the Acquiring ETF, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target ETF with respect to each shareholder, including such information as AMP Trust may reasonably request concerning Target ETF shares or Target ETF Shareholders in connection with the Acquiring ETF’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target ETF as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring ETF as a result of the transfer of Assets (the “Target ETF Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target ETF, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target ETF (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(d)Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(e)The Target ETF will make one or more liquidating distributions to its shareholders consisting of the Acquiring ETF Shares received at the Closing, as set forth in Section 1.1(d).
(f)It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.
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(g)TAP Trust, on behalf of the Target ETF, shall deliver to the Acquiring ETF copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target ETF for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target ETF and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.
(h)TAP Trust, on behalf of the Target ETF, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target ETF by AMP Trust, on behalf of the Acquiring ETF, includes any right of action against current and former service providers of the Target ETF, such right to survive for the statute of limitation of any such claim.
(i)The Target ETF shall furnish the Acquiring ETF, in such form as is reasonably satisfactory to the Acquiring ETF, (i) a statement of the earnings and profits and capital loss carryovers of the Target ETF for federal income tax purposes that will be carried over by the Acquiring ETF as a result of Section 381 of the Code, and which will be certified by TAP Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of TAP Trust, as to the adjusted tax basis in the hands of the Target ETF of the securities delivered to the Acquiring ETF pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring ETF may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ETF
6.1.    With respect to the Reorganization, the obligations of TAP Trust, on behalf of the Target ETF, to consummate the transactions provided for herein shall be subject, at the Target ETF’s election, to the performance by AMP Trust and the Acquiring ETF of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)All representations and warranties of AMP Trust and the Acquiring ETF contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
(b)AMP Trust and the Acquiring ETF shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AMP Trust and the Acquiring ETF, on or before the Closing Date.
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF
7.1.    With respect to the Reorganization, the obligations of AMP Trust, on behalf of the Acquiring ETF, to consummate the transactions provided for herein shall be subject, at the Acquiring ETF’s election, to the performance by TAP Trust and the Target ETF of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)All representations and warranties of TAP Trust and the Target ETF contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
(b)TAP Trust, on behalf of the Target ETF, shall have delivered to AMP Trust, on behalf of the Acquiring ETF (i) a statement of the Target ETF’s Assets, together with a list of portfolio securities of the Target ETF showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TAP Trust, (ii) such Target ETF Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent
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permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target ETF; and
(c)TAP Trust and the Target ETF shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TAP Trust and the Target ETF, on or before the Closing Date.
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF AND THE TARGET ETF
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target ETF or the Acquiring ETF, TAP Trust, on behalf of the Target ETF, or AMP Trust, on behalf of the Acquiring ETF, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.        On the Closing Date, no action, suit or other proceeding shall be pending or, to either Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.2.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TAP Trust or AMP Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring ETF or the Target ETF, provided that either party hereto may for itself waive any of such conditions;
8.3.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.4.    The Trusts shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Trusts, as to the matters set forth on Schedule 8.4. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Trusts and the officers of the Trusts shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on the Target ETF, Acquiring ETF or any Target ETF Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting or (ii) any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target ETF nor the Acquiring ETF may waive the condition set forth in this Section 8.4.
9.FEES AND EXPENSES
9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.    Fund Services will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by Fund Services shall include costs associated with organizing the Acquiring ETF, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/information statement contained therein), legal fees, accounting fees, and transfer agent and custodian conversion costs. The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target ETF. For the avoidance of doubt, neither the Acquiring ETF nor the Target ETF will bear any costs relating to the Reorganization, other than as described in this
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Agreement. Fund Services will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target ETF and the Acquiring ETF will pay their own expenses, if any, incurred in connection with the Reorganization. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Acquiring ETF failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target ETF or the Acquiring ETF or any of their respective shareholders. This Section 9.2 shall survive the termination of this Agreement and the Closing.
10.    INDEMNIFICATION
10.1.    TAP Trust, on behalf of the Target ETF, agrees to indemnify and hold harmless AMP Trust and each of its officers and trustees and the Acquiring ETF from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which AMP Trust or any of its trustees or officers or the Acquiring ETF may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TAP Trust, on behalf of the Target ETF, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
10.2.    AMP Trust, on behalf of the Acquiring ETF, agrees to indemnify and hold harmless TAP Trust and each of its officers and trustees and the Target ETF from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which TAP Trust or any of its trustees or officers or the Target ETF may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by AMP Trust, on behalf of the Acquiring ETF, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.    Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trusts on behalf of the Target ETF or the Acquiring ETF, respectively, at any time prior to the Closing Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
13.AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
    Information Statement/Prospectus    10

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement shall be governed by and construed in accordance with the laws of The State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.
14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target ETF or the Acquiring ETF, as applicable, as provided in its governing documents and (ii) the other parties to this Agreement.
14.6. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
14.7 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given electronically or by facsimile, personal service or prepaid or certified mail addressed to:
For TAP Trust:
Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon
For AMP Trust:
Advisor Managed Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon
[Signature page follows]
    Information Statement/Prospectus    11

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Trust for Advised Portfolios,
severally and not jointly on behalf of the
CornerCap Fundametrics® Large-Cap ETF

By: ______________________
Name:
Title:

Advisor Managed Portfolios,
severally and not jointly on behalf of the
CornerCap Fundametrics® Large-Cap ETF

By: ______________________
Name:
Title:

U.S. Bank Global Fund Services,
solely for purposes of Section 9.2

By: ______________________
Name:
Title:

    Information Statement/Prospectus    12

Schedule 8.4
Tax Opinions
With respect to the Reorganization:
•The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target ETF and the Acquiring ETF will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•No gain or loss will be recognized by the Target ETF upon the transfer of all the Assets of the Target ETF to the Acquiring ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the Liabilities of the Target ETF, or upon the distribution of the shares of the Acquiring ETF to the Target ETF Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
•The tax basis in the hands of the Acquiring ETF of each Asset transferred from the Target ETF to the Acquiring ETF in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target ETF immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target ETF on the transfer;
•The holding period in the hands of the Acquiring ETF of each Asset transferred from the Target ETF to the Acquiring ETF in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target ETF’s holding period for such Asset (except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset);
•No gain or loss will be recognized by the Acquiring ETF upon its receipt of all the Assets of the Target ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the Liabilities of the Target ETF as part of the Reorganization;
•No gain or loss will be recognized by the Target ETF Shareholders upon the exchange of their shares of the Target ETF for shares of the Acquiring ETF as part of the Reorganization;
•The aggregate tax basis of the shares of the Acquiring ETF Shares each Target ETF Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target ETF exchanged therefor;
•The Target ETF Shareholder’s holding period for the shares of the Acquiring ETF received in the Reorganization will include the Target ETF Shareholder’s holding period for the shares of the Target ETF exchanged therefor, provided that the Target ETF Shareholder held such shares of the Target ETF as capital assets on the date of the exchange;
•The Acquiring ETF will succeed to and take into account those tax attributes of the Target ETF that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations; and
•The taxable year of the Target ETF will not be required to end solely as a result of the Reorganization.
    Information Statement/Prospectus    13

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights for the Target ETF are included below. The information for the fiscal year ended March 31, 2023 has been audited by Cohen & Company, Ltd., the Target ETF’s independent registered public accounting firm, and Cohen & Company, Ltd.’s report, along with the Target ETF’s financial statements, are included in the Target ETF’s Annual Report, which is available upon request and on the Fund’s website at CornerCapFUNL-ETF.com. The information for fiscal periods prior to March 31, 2023 was audited by BBD, LLP, the Target ETF’s previous independent registered public accounting firm. The information for the six-month period ended September 30, 2023 is unaudited.
The financial highlights tables are intended to help you understand the Target ETF’s financial performance for the fiscal years shown. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Target ETF (assuming reinvestment of all dividends and distributions).

For a capital share outstanding throughout each period:	For the Year Ended September 30, 2023 (Unaudited)		For the Year Ended March 31, 2023	For the Year Ended March 31, 2022		For the Period Ended March 31, 2021*
Net Asset Value, Beginning of Period	$32.98		$35.27	$31.96		$25.00

Income from Investment Operations:
Net investment income (1)	0.33		0.68	0.57		0.33
Net realized and unrealized gain (loss) on investments	0.12		(2.37)	3.28		6.76
Total Gain (loss) from Investment Operations	0.45		1.69	3.85		7.09

Less Distributions:
Net investment income	—		(0.60)	(0.54)		(0.13)
Net realized gain on investments	—		—	—	^	—
Total Distributions	0.00		(0.60)	(0.54)		(0.13)

Net Asset Value, End of Period	$33.43		$32.98	$35.27		$31.96

Total Return	1.36%	(2)	(4.79)%	12.11%		28.41%	(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$161,984		$152,384	$125,373		$96,835
Ratio of expenses to average net assets	0.50%	(3)	0.50%	0.50%		0.50%	(3)
Ratios of net investment income to average net assets	1.94%	(3)	2.05%	1.68%		1.89%	(3)
Portfolio turnover rate (4)	25%	(2)	60%	26%		6%	(2)
*    Commencement of operations on August 19, 2020.
^    Amount is less than $0.01 per share.
(1)     Per share amounts have been calculated using average shares method.
(2)     Not Annualized.
(3)    Annualized.
(4)     Portfolio turnover rate excludes securities received or delivered in-kind.
Appendix B    B-1    Financial Highlights

APPENDIX C
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS
Investment Objectives of the Target ETF and the Acquiring ETF
The investment objective for both the Target ETF and the Acquiring ETF is to seek long-term capital appreciation.
Principal Investment Strategies of the Target ETF and the Acquiring ETF
The investment strategies for both the Target ETF and the Acquiring ETF are as follows:
Each Fund is an actively managed ETF that invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative research system called “Fundametrics®” developed by the Adviser. Under normal circumstances, each Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of large-capitalization companies. The Adviser defines large-capitalization companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The market capitalization range of the Russell 1000® Index was between $2.4 billion and $2,684.7 billion as of April 28, 2023 and is expected to change frequently.
The Adviser uses Fundametrics® to select stocks for each Fund. Fundametrics® evaluates all stocks in each Fund’s investable universe and groups companies with similar characteristics into custom peer groups. Each peer group is evaluated with respect to over 120 fundamental factors across all major styles (value, growth, growth at a reasonable price, price momentum, quality, risk) to find the optimized risk adjusted mix. Overall, valuation maintains the highest weight and greatest importance, but each peer group can have an independent style representation.
Buy and sell decisions are determined by the optimized subset of factors contained within the Fundametrics® Alpha Composite (“Alpha Composite”) and the Fundametrics® Financial Warnings Overlay (“Financial Warnings Overlay”). The Alpha Composite is a combination of factors designed to identify alpha stocks, which are stocks considered to have the potential for excess returns. The Adviser selects securities from among approximately 500 issuers ranked according to fundamental factors using the Adviser’s Alpha Composite. Among other fundamental factors, the Alpha Composite model emphasizes the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:
•relative valuation;
•earnings growth rates; and
•cash flow measurements.
The top 30% ranking stocks from the Alpha Composite make up the investable universe of stocks that may be purchased by each Fund. The Financial Warnings Overlay is then applied to each Fund’s investable universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to underperformance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise rank attractively in the Alpha Composite. Each Fund buys stocks within the top 30% of the Alpha Composite ranking. Those stocks are then assessed through the Financial Warnings Overlay and, as a final analysis, improve portfolio diversification. Each Fund sells stocks that fail to fall within the top 30% with respect to the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.
Each Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of each Fund (including the loan collateral). By lending its securities, each Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks of the Target ETF and the Acquiring ETF
As with all funds, a shareholder of the Target ETF or Acquiring ETF is subject to the risk that their investment could lose money. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks affecting shareholders’ investments in the Funds are set forth below. Each risk summarized below is considered a principal risk of investing in the Funds.
The principal investment risks for both the Target ETF and the Acquiring ETF are as follows:
Equity Market Risk. The securities markets are volatile and the market prices of the Fund’s investments in equity securities may decline generally. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. Volatility in the securities market may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.
Appendix C    C-1    Additional Information about Investment Strategies, Risks and Restrictions

Market volatility may also adversely affect the broader economy, which in turn may adversely affect the value of securities owned by the Fund and the NAV of its shares.
Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market if they remain out of favor in the market or are not undervalued in the market.
Growth Investing Risk. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be volatile and may also be more expensive, relative to their earnings or assets, compared to value or other stocks. In addition, growth stocks as a group may fall out of favor and underperform the overall equity market.
Large-Capitalization Companies Risk. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
ETF Risk.
Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.
Costs of Buying or Selling Shares. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Fund shares will approximate the Fund’s NAV, there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant and bid ask spread could widen.
Trading. Although Fund shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
Models and Data Risk. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks such as incorrect prediction of future behavior, unexpected results that could lead to losses for the Fund. The success of relying historical data provided by third parties may depend heavily on the accuracy and reliability of the supplied historical data.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
Appendix C    C-2    Additional Information about Investment Strategies, Risks and Restrictions

In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Investment Restrictions of the Target ETF and the Acquiring ETF
The investment restrictions for the Target ETF and the Acquiring ETF are identical as outlined below.
Each of TAP Trust and AMP Trust (on behalf of the corresponding Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
Each Fund’s fundamental policies are as follows:
1.The Fund is a “diversified company” as defined by the 1940 Act.
2.The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
3.The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
4.The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
5.The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
6.The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
7.The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
8.The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry or group of industries. (Does not apply to investments in other investment companies or securities of the U.S. Government, its agencies or instrumentalities. The Fund will consider the portfolio of underlying investment companies when determining compliance with its concentration policy.)
Appendix C    C-3    Additional Information about Investment Strategies, Risks and Restrictions

STATEMENT OF ADDITIONAL INFORMATION
Dated December 20, 2023

REORGANIZATION OF
CornerCap Fundametrics® Large-Cap ETF
(A series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
INTO THE
CornerCap Fundametrics® Large-Cap ETF
(A series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
FUNL
Listed on Cboe BZX Exchange, Inc.
This Statement of Additional Information (“SAI”) is being furnished to shareholders of the CornerCap Fundametrics® Large-Cap ETF (the “Target ETF”), a series of the Trust for Advised Portfolios (“TAP Trust”), in connection with the reorganization of the Target ETF into the CornerCap Fundametrics® Large-Cap ETF (the “Acquiring ETF”), a newly-created series of Advisor Managed Portfolios (“AMP Trust”), as described in the Information Statement/Prospectus (the “Reorganization”). The Target ETF and the Acquiring ETF may each be referred to as the “Fund,” or together as the “Funds,” in this SAI to the extent the information provided relates to both Funds.
This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):
•the SAI related to the Target ETF, dated July 31, 2023, as supplemented, (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-005227);
•The Annual Report to shareholders of the Target ETF for the fiscal year ended March 31, 2023, which has been previously sent to shareholders of the Target ETF (File No. 811-21422) (Accession No. 0000894189-23-004186); and
•The Semi-Annual Report to shareholders of the Target ETF for the six-month period ended September 30, 2023, which has been previously sent to shareholders of the Target ETF (File No. 811-21422) (Accession No. 0000894189-23-008782).
In addition, AMP Trust has filed with the SEC a preliminary prospectus and SAI for the Acquiring ETF as it will be offered after the Reorganization. Because the Acquiring ETF has not yet commenced operations, no annual or semi-annual shareholder report is available. The Acquiring ETF is a newly-created series of the AMP Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target ETF. The Target ETF shall be the accounting and performance survivor in the Reorganization, and the Acquiring ETF, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target ETF. The Target ETF Annual Report has previously been transmitted to the Target ETF’s shareholders.
This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated December 20, 2023, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to CornerCap Fundametrics® Large-Cap ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 888‑244-4601.
    Statement of Additional Information    i

    Statement of Additional Information

THE TRUST
Information about TAP Trust is included in the Target ETF’s SAI.
AMP Trust is a statutory trust organized under the laws of the State of Delaware on February 16, 2023 and is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).
AMP Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits AMP Trust’s Board of Trustees (the “AMP Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, no par value per share, which may be issued in any number of series. AMP Trust consists of various series that represent separate investment portfolios. The Board may issue other series, the assets and liabilities of which will be separate and distinct from any other series.
Registration with the SEC does not involve supervision of the management or policies of the Acquiring ETF. The Prospectus SAI, shareholder reports and other information about the Acquiring ETF are available free of charge on the EDGAR database on the SEC website at www.sec.gov. Copies of such information may be obtained from the SEC upon payment of the prescribed fee by electronic request at the following e-mail address: publicinfo@sec.gov.
The Target ETF shall be the accounting and performance survivor in the Reorganization that is expected to occur on or about January 19, 2024, and the Acquiring ETF, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target ETF. Prior to the Reorganization, the Acquiring ETF is a “shell” fund with no assets and has not yet commenced operations. As of the Reorganization, the Acquiring ETF will adopt the performance history of the Target ETF, which will be referred to as the “Predecessor Fund” following the Reorganization, which is also advised by the Adviser and has the same investment objective and the same strategies as the Acquiring ETF.
    Statement of Additional Information    1

INVESTMENT POLICIES
Information about the investment policies and risks of the Target ETF is included in the Target ETF’s SAI.
The discussion below supplements information contained in the Information Statement/Prospectus as to the investment policies and risks of the Acquiring ETF.
Diversification
The Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a mutual fund’s holdings is measured at the time the Fund purchases a security and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders. The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:
Equity Securities
Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Common Stocks. Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Real Estate Investment Trusts. A U.S. real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets certain definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.
REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the
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possibility of failing to qualify for the favorable U.S. federal income tax status generally available to REITs under the Code or to maintain exemption from the Investment Company Act of 1940 (the “1940 Act”).
Small-capitalization Companies. Small-capitalization companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Mid-capitalization Risk. Medium-capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience. As a result, the earnings and performance of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.
Investment Companies
The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds, closed end funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the Investment Company Act of 1940, as amended (the “1940 Act”). This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to other provision of Section 12(d)(1) and various rules promulgated by the SEC.
Exchange-Traded Funds
The Fund may also invest in ETFs. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange and seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”). Investors in the Fund should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.
As purchasers of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.
Illiquid Investments and Restricted Securities
The Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
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Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to the Adviser, pursuant to guidelines established by the Board, the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. As noted above, the Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.
Illiquid investments may be difficult to value, and the Fund may have difficulty disposing of such investments promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.
Borrowing
Though the Fund does not currently intend to borrow money, the Fund is authorized to borrow money from banks from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Cyber Security Risk
Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
INVESTMENT RESTRICTIONS
Information about the fundamental investment policies of the Target ETF is included in the Target ETF’s SAI. Information about the fundamental policies of the Acquiring ETF is set forth below.
Fundamental Investment Policies of the Acquiring ETF
The Trust (on behalf of the Acquiring ETF) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
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The Acquiring ETF’s fundamental policies are as follows:
(1) The Fund is a “diversified company” as defined by the 1940 Act.
(2) The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3) The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4) The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5) The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6) The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7) The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(8) The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry or group of industries. (Does not apply to investments in other investment companies or securities of the U.S. Government, its agencies or instrumentalities. The Fund will consider the portfolio of underlying investment companies when determining compliance with its concentration policy.)
Additional Information about Fundamental Investment Policies
The following provides additional information about the Acquiring ETF’s fundamental investment policies. This information does not form part of the Acquiring ETF’s fundamental investment policies.
With respect to the fundamental policy relating to diversification set forth in (1) above, under the 1940 Act a diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period.
With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund
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investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (3) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (4) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (8) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has stated that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (8) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications.
The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-Fundamental Investment Policy
The Acquiring ETF observes the following policy, which is not deemed fundamental and may be changed without shareholder approval. The Acquiring ETF may not make any change to its investment policy of investing at least 80% of its net assets (plus any
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borrowings for investment purposes) in the securities of large-capitalization companies without first providing its shareholders with at least 60 days’ prior notice.
PORTFOLIO TURNOVER
Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.
Following is the portfolio turnover rate for the Target ETF for the fiscal year indicated below:

Fiscal year ended March 31, 2023	Fiscal year ended March 31, 2022
60%	26%
PORTFOLIO HOLDINGS DISCLOSURE POLICY
Information about the portfolio holdings disclosure policies of the Target ETF is included in the Target ETF’s SAI. Information about the portfolio holdings disclosure policies of the Acquiring ETF is set forth below.
The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders or as an exhibit to its reports on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about the Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund, such persons are subject to a duty to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by the Trust include instances in which:
•The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;
•The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, and the Trust’s Board, attorneys, auditors or independent registered public accounting firm;
•The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.
Certain of the persons listed above may receive information about the Fund’s portfolio holdings on an ongoing basis without lag as part of the normal investment activities of the Fund. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: U.S. Bank Global Fund Services; the Trust’s Board; the Trust’s legal counsel, and auditors and independent registered public accounting firm, all of which typically receive such information after it is generated. In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.
Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.
The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders’ interest and those of the Adviser, Quasar
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Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, is located at 111 E. Kilbourn Avenue, Suite 1250, Milwaukee, WI 53202 (the “Distributor”), or any affiliated person of the Fund. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.
The transfer agent may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. “Authorized Participants” are broker-dealer firms that have entered into Authorized Participant Agreements with the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements through which the Fund offers and redeems shares. Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances, as described above.
TRUSTEES AND EXECUTIVE OFFICERS
Information about the trustees and executive officers of TAP Trust is included in the Target ETF’s SAI.
The overall management of AMP Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between AMP Trust and persons or companies furnishing services to it, including the agreements with the Adviser, administrator, custodian and transfer agent, each as discussed below. The day-to-day operations of AMP Trust are delegated to its officers, subject to the Acquiring ETF’s investment objective, strategies and policies and to the general supervision of the Board. Information about the Trustees and officers of AMP Trust is set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Indefinite. Since 2023	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	15	Trustee, Trust for Advised Portfolios (16 portfolios) (2020 to present)
Russell Emery 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1962	Trustee	Indefinite. Since 2023	Chief Compliance Officer, The SEI Mutual Funds (2006 to 2022); Chief Compliance Officer, Advisors’ Inner Circle Fund I, II, and III (2006 to 2022)	15	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Indefinite. Since 2023	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	15	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present); Trustee, Trust for Advised Portfolios (14 portfolios) (2020 to present)
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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Indefinite. Since 2023	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	15	Trustee, Trust for Advised Portfolios (14 portfolios) (2018 to present)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017 to 2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Indefinite. Since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present)
(1)Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.
(2)The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to the Acquiring ETF. The Acquiring ETF does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under only the Securities Exchange Act of 1934 (that is, “public companies”), or other investment companies registered under the 1940 Act.
(4)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Acquiring ETF’s administrator, fund accountant, and transfer agent.
Additional Information Concerning the AMP Board of Trustees
AMP Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Acquiring ETF. The Board has engaged the Adviser to manage the Acquiring ETF and is responsible for overseeing the Adviser and other service providers to the Trust and the Acquiring ETF in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.
The Trust does not have a lead independent trustee. The Board is chaired by Christopher E. Kashmerick, an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.
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AMP Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee and officers of the Acquiring ETF and its service providers, the AMP Board performs a risk oversight function for the Acquiring ETF. To effectively perform its risk oversight function, the AMP Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Acquiring ETF; reviews and approves, as applicable, the compliance policies and procedures of the Acquiring ETF; approves the Acquiring ETF’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Acquiring ETF who oversees the implementation and testing of the Acquiring ETF’s compliance program and reports to the AMP Board regarding compliance matters for the Acquiring ETF and its service providers.
The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Acquiring ETF as it meets periodically with the independent registered public accounting firm of the Fund. The AMP Board also meets quarterly with the Acquiring ETF’s chief compliance officer.
Not all risks that may affect the Acquiring ETF can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the ETF’s goals. As a result of the foregoing and other factors, the Acquiring ETF’s ability to manage risk is subject to substantial limitations.
AMP Trust Committees. AMP Trust has two standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Governance and Nominating Committee (the “Nominating Committee”).
The Audit Committee, comprised entirely of the Independent Trustees, is chaired by Mr. Ferrie. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Acquiring ETF, to review the results of the audit, to review the Acquiring ETF’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Acquiring ETF’s independent registered public accounting firm and financial records. In its role as the QLCC, the committee’s function is to receive reports from an attorney retained by AMP Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of AMP Trust.
As of the date of this SAI, the Acquiring ETF has not commenced operations and the Audit Committee has not met in regard to the Acquiring ETF.
The Nominating Committee, comprised entirely of the Independent Trustees, is chaired by Ms. Kung and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in AMP Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.
As of the date of this SAI, the Acquiring ETF has not commenced operations and the Nominating Committee has not met in regard to the Acquiring ETF.
The AMP Board has designated the Adviser to perform fair value determinations (the “Valuation Designee”). The Valuation Designee is subject to Board oversight and certain reporting and other requirements designed to facilitate the AMP Board’s ability to effectively oversee the Valuation Designee’s fair value determinations.
Board Oversight of Risk Management. As part of its oversight function, the AMP Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and AMP Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of AMP Trust’s financial reporting function. The full AMP Board receives reports from the Adviser and Portfolio Managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
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In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
Russell Emery’s experience in compliance, accounting, investment management and corporate finance gives him an extensive understanding of regulatory requirements, accounting requirements, investment operations and governance requirements of operating mutual funds and series trusts. He brings a unique perspective to the AMP Board from having over 16 years of experience serving as the Chief Compliance Officer to several investment companies operating as series trusts.
Brian S. Ferrie’s experience in finance and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the AMP Board.
Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the AMP Board. Ms. Kung also has unique experience in education as she advises student-managed bond and equity funds.
Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 20 years of mutual fund and investment management experience, which makes him a valuable resource to the AMP Board as they contemplate various fund and shareholder servicing needs.
Each of the Trustees takes a conservative and thoughtful approach to addressing issues facing the Acquiring ETF. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Emery, Ferrie, and Kashmerick, and Ms. Kung should serve as a trustee.
Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Acquiring ETF or any other series of AMP Trust as of the date of this SAI.
As of the date of this SAI, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the distributor, or an affiliate of the Adviser, or distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the distributor or any affiliate thereof was a party.
Compensation
Set forth below is the estimated compensation to be received by the Independent Trustees from the Acquiring ETF for the fiscal year ending March 31, 2024. The Independent Trustees receive an annual retainer of $64,000 per year, a $2,000 per regular meeting fee per Independent Trustee, and a $1,000 special meeting fee per Independent Trustee. The Audit Committee chair receives a $4,000 annual fee and the Nominating and Governance Committee chair receives a $2,000 annual fee. The Independent Trustees also receive reimbursement from AMP Trust for expenses incurred in connection with attendance at meetings. AMP Trust has no pension or retirement plan. No other entity affiliated with AMP Trust pays any compensation to the Independent Trustees.
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	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees (1)
Independent Trustees
Brian S. Ferrie	$2,649	None	None	$2,649
Russell Emery	$2,510	None	None	$2,510
Wan-Chong Kung	$2,579	None	None	$2,579
Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0
(1)There are currently multiple portfolios comprising AMP Trust. The term “Fund Complex” applies only to the Acquiring ETF.
CODES OF ETHICS
TAP Trust, AMP Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund. The distributor relies on the principal underwriter exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the distributor is not affiliated with TAP Trust, AMP Trust or the Adviser, and no officer, director, or general partner of the distributor serves as an officer or director of TAP Trust, AMP Trust or the Adviser.
PROXY VOTING POLICIES AND PROCEDURES
Information about the proxy voting policies of the Target ETF is included in the Target ETF’s SAI. Information about the proxy voting of the Acquiring ETF is set forth below.
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
The Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities are as below:
Rule 206(4)-6 of the Advisers Act requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, describe the procedures to clients, and tell clients how they may obtain information about how the adviser actually voted their proxies.
For clients that have granted CornerCap the authority to vote proxies, CornerCap has engaged the Broadridge Financial Solutions, Inc. proxy voting advisory service, ProxyEdge, to provide CornerCap with recommendations with respect to proxy voting decisions.  If CornerCap is granted authority to vote proxies, CornerCap will vote such proxies in accordance with the recommendations provided by ProxyEdge.
Rule 206(4)-6 requires CornerCap to disclose in response to any client request how the client can obtain information from CornerCap on how its securities were voted.  CornerCap discloses in Part 2 of its Form ADV that clients can obtain information on how their securities were voted by making a written request to CornerCap.  Upon receiving a written request from a client, CornerCap will provide the information requested by the client within a reasonable amount of time.
Rule 206(4)-6 of the Advisers Act also requires CornerCap to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  To the extent applicable to its advisory business, CornerCap provides such a description in Part 2 of its Form ADV.  Upon receiving a written request from a client, CornerCap will provide a copy of this policy within a reasonable amount of time.
If approved by the client, this policy and any requested records may be provided electronically.
The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.
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CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. If the control person is a company, the jurisdiction under the laws of which it is organized is listed. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.
Information about the ownership of the Target ETF is included in the Information Statement/Prospectus. As of the date of this SAI, the Acquiring ETF had not commenced operations, and consequently, there were no Acquiring ETF shares outstanding.
THE FUND’S INVESTMENT ADVISER
CornerCap Investment Counsel, Inc., located at The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, GA 30309 serves as the investment adviser for the Target ETF and the Acquiring ETF. The Adviser was formed in 1989 and has over two decades of experience providing investment management services to various funds. The Adviser is controlled by Mr. Thomas E. Quinn.
The Adviser serves as investment adviser to each Fund with overall responsibility for the day-to-day portfolio management of the Target ETF and the Acquiring ETF, subject to the supervision of the TAP Board and the AMP Board, respectively. The Adviser also furnishes the Target ETF and the Acquiring ETF with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its Investment Advisory Agreement (the “Advisory Agreement”) with each Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Target ETF and the Acquiring ETF, except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For its services, the Adviser receives a single unitary management fee that is equal to 0.50% per annum of the average daily net assets of each Fund.
The table below shows management fee paid by the Target ETF to the Adviser for the fiscal period/year indicated.

Management Fee
Fiscal year ended March 31, 2023	$680,947
Fiscal year ended March 31, 2022	$535,778
Fiscal period August 19, 2020 (commencement of operations) through March 31, 2021	$159,961
PORTFOLIO MANAGERS
J. Cannon Carr, Jr., Chief Executive Officer of the Adviser, Jeffrey P. Moeller, Director of Research of the Adviser, and Joshua Tucker, Research Analyst of the Adviser, are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.
The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of September 30, 2023.
J. Cannon Carr, Jr.

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	1	$160 million	None	None
Other Pooled Investments	None	None	None	None
Other Accounts	None	None	None	None
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Jeffrey P. Moeller

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	1	$160 million	None	None
Other Pooled Investments	None	None	None	None
Other Accounts	39	$154 million	None	None
Joshua Tucker

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	1	$160 million	None	None
Other Pooled Investments	None	None	None	None
Other Accounts	5	$11 million	None	None
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each an “Account” and collectively “Accounts”).
In general, Accounts managed by the Adviser focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time. Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as Mr. Carr, Mr. Moeller, and Mr. Tucker must allocate time and investment ideas across these different Accounts. The management of multiple Accounts may also give rise to potential conflicts of interest as Mr. Carr, Mr. Moeller, and Mr. Tucker will devote unequal time and attention to the management of different Accounts, either due to the differences among the Accounts listed above, or due to particular concerns or issues that may arise from time to time with one or more Accounts.
Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities. These conditions may give rise to potential conflicts of interest to the extent Mr. Carr, Mr. Moeller, and Mr. Tucker direct transactions for one Account that may adversely impact the value of securities held by another Account. Securities selected for Accounts other than the Fund may outperform the securities selected for the Fund from time to time.
With respect to securities transactions for the Fund, the Adviser determines or will determine (as applicable) the broker that executes or will execute each order, which determinations shall be made consistent with the duty to seek best execution of the transaction. The Adviser has adopted a policy that is designed to address conflicts of interests with respect to “bunched trades,” in the same security for the same Accounts on the same day.
Although Mr. Carr, Mr. Moeller, and Mr. Tucker generally do not trade securities in their personal accounts, the Adviser and the Fund have adopted codes of ethics that, among other things, permit personal trading by employees (including the Adviser’s portfolio managers) where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.
In general, the Adviser does not invest Accounts in private placements, initial public offerings or similar limited investment opportunities. However, to the extent that Mr. Carr, Mr. Moeller, and Mr. Tucker recommends a limited investment opportunity for multiple Accounts, the Adviser has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by the Adviser; provided, however, that the Adviser may determine a minimum amount that accounts must be able to purchase to participate.
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Compensation
The salaries of Mr. Carr, Mr. Moeller, and Mr. Tucker are fixed cash salaries paid on a monthly basis by the Adviser. Each of Mr. Carr, Mr. Moeller, and Mr. Tucker is eligible to participate in the Adviser’s retirement plan arrangements. The portfolio managers’ compensation is not linked to any specific factors, such as the Fund’s performance or asset levels, although positive performance and growth in managed assets are factors that may contribute to the profits and overall revenue growth of the Adviser. Mr. Carr, Mr. Moeller, and Mr. Tucker, as minority owners of the Adviser, participate in the profits of the Adviser after all expenses are paid. Since profits are expected to increase as assets increase, Mr. Carr, Mr. Moeller, and Mr. Tucker are expected to receive increased profits through their ownership of the Adviser as Account assets (including, without limitation, the assets of the Fund) increase.
Securities Owned in the Fund by the Portfolio Managers
The table below identifies ownership of the equity securities of the Target ETF by the portfolio managers as of September 30, 2023.

Portfolio Manager	Dollar Range of Ownership of Securities
J. Cannon Carr, Jr.	$100,001 - $500,000
Jeffrey P. Moeller	$100,001 - $500,000
Joshua Tucker	$1-$10,000
OTHER SERVICE PROVIDERS
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator and fund accountant to the Target ETF and the Acquiring ETF. Global Fund Services provides certain services to the Target ETF and the Acquiring ETF including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by TAP Trust, AMP Trust and the Target ETF and the Acquiring ETF, respectively, with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, as compensation for its fund administration and portfolio compliance services, Global Fund Services receives from the Target ETF and the Acquiring ETF a fee based on the Target ETF and the Acquiring ETF’s current average daily net assets. Global Fund Services also is entitled to certain out-of-pocket expenses.
The Adviser paid the following amount to Global Fund Services pursuant to its Administration Agreement for the fiscal period/year shown below for the Target ETF:

Administration Fees
Fiscal year ended March 31, 2023	$90,712
Fiscal year ended March 31, 2022	$104,325
Fiscal period August 19, 2020 (commencement of operations) through March 31, 2021	$44,825
Pursuant to the Administration Agreement, Global Fund Services will receive a portion of fees from the Target ETF and the Acquiring ETF as part of a bundled-fee agreement for services performed as administrator and fund accountant and separately as the transfer agent and dividend disbursing agent (the “Transfer Agent”). Additionally, Global Fund Services provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Target ETF and the Acquiring ETF and approved by the Board annually.
Custodian
Pursuant to a custody agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Target ETF’s and the Acquiring ETF’s assets, holds the Target ETF’s and the Acquiring ETF’s portfolio securities in safekeeping, and keeps all necessary
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records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Global Fund Services do not participate in decisions relating to the purchase and sale of securities by the Target ETF and the Acquiring ETF. Global Fund Services and the Custodian are affiliated entities under the common control of U.S. Bancorp Fund Services, LLC. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Target ETF and the Acquiring ETF may invest.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Target ETF and the Acquiring ETF.
Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to TAP Trust and AMP Trust.
SECURITIES LENDING
TAP Trust and AMP Trust, on behalf of the Target ETF and the Acquiring ETF, respectively, have each entered into a securities lending agreement with U.S. Bank National Association (the “Securities Lending Agent”) to provide certain services related to each Fund’s securities lending program. Pursuant to the securities lending agreement, the Securities Lending Agent, on behalf of each Fund, is authorized to enter into securities loan agreements, negotiate loan fees and rebate payments, collect loan fees, deliver securities, manage and hold collateral, invest cash collateral, receive substitute payments, make interest and dividend payments (in cases where a borrower has provided non-cash collateral), and upon termination of a loan, liquidate collateral investments and return collateral to the borrower.
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to U.S. Bank National Association as securities lending agent), related to the Target ETF’s securities lending activities for the fiscal year ended March 31, 2023 were as follows:

Gross income from securities lending activities:	$183,341
Fees and/or compensation for securities lending activities and related services:
Fees paid to Securities Lending Agent from a revenue split	($1,862)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	($1,196)
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebates (paid to borrower)	($172,832)
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities:	($175,890)
Net income from securities lending activities:	$7,451
EXECUTION OF PORTFOLIO TRANSACTIONS
Information about the execution of portfolio transactions for the Target ETF is included in the Target ETF’s SAI. The discussion below applies to the Acquiring ETF.
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities will be executed on U.S. Exchanges.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it
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under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the FINRA and the SEC.
While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Issuance of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Issuance of Fund Shares in Creation Units” and “Redemption of Fund Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Issuance of Fund Shares in Creation Units-Creation Transaction Fee” and “Redemption of Fund Shares in Creation Units-Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The table below shows brokerage commissions paid with respect to the Target ETF for the fiscal period/year indicated.

Brokerage Commissions
Fiscal year ended March 31, 2023	$115,031
Fiscal year ended March 31, 2022	$70,501
Fiscal period August 19, 2020 (commencement of operations) through March 31, 2021	$12,772
Brokerage with Fund Affiliates.
The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. For the fiscal year ended March 31, 2023, the Target ETF did not pay any brokerage commissions to any registered broker-dealer affiliates of the Target ETF or the Adviser.
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Securities of “Regular Broker-Dealer.”
The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. For the fiscal year ended March 31, 2023, the Target ETF did not hold any equity securities of its regular broker-dealers or their parent companies.
Directed Brokerage
For the fiscal year ended March 31, 2023, the Target ETF paid commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

Value of Transactions	Value of Related Commissions
$191,756,435	$75,543
EXCHANGE LISTING AND TRADING
Each Fund offers and issues shares at net asset value only in aggregations of a specified number of Fund shares (each, a “Creation Unit”). Each Fund generally offers and issues Fund shares in exchange for a basket of securities included in its portfolio (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). TAP Trust and AMP Trust each reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Target ETF’s shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”), and the Acquiring ETF’s shares will be listed on the Exchange when it commences operations at the time of the Reorganization. Each Fund’s shares trade on the Exchange at market prices. These prices may differ from a Fund shares’ net asset value. Fund shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.
Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount in cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). TAP Trust and AMP Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the summary section of the Information Statement/Prospectus under “Buying and Selling the Fund.” The discussion below supplements, and should be read in conjunction with, such section of the Information Statement/Prospectus.
Each Fund’s shares are approved for listing and trading on the Exchange, subject to notice of issuance. Fund shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Fund shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Fund shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove a Fund’s shares from listing and trading upon termination of the Fund.
TAP Trust and AMP Trust each reserves the right to adjust the share price of the applicable Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which each Fund’s net asset value per Fund share is calculated and the trading currency is the currency in which shares of each Fund are listed and traded on the Exchange.
CONTINUOUS OFFERING
Information about the continuous offering of shares of the Target ETF is included in the Target ETF’s SAI. Information about the continuous offering of shares of the of the Acquiring ETF is set forth below.
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The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Acquiring ETF on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Acquiring ETF are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
BOOK ENTRY ONLY SYSTEM
Information about the book entry only system of the Target ETF is included in the Target ETF’s SAI. Information about the book entry only system of the Acquiring ETF is set forth below.
The Depository Trust Company (“DTC”) acts as securities depositary for Fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares. AMP Trust recognizes DTC or its nominee as the record owner of all Fund shares for all purposes. Beneficial Owners of Fund shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of Fund share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to AMP Trust upon request and for a fee a listing of shares held by each DTC Participant. AMP Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. AMP Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, AMP Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their
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respective beneficial interests in the Acquiring ETF as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
AMP Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Acquiring ETF at any time by giving reasonable notice to the Acquiring ETF and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Acquiring ETF shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless AMP Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNITS
Information about the purchase and issuance of Fund Shares in Creation Units of the Target ETF is included in the Target ETF’s SAI. Information about the purchase and issuance of Fund Shares in Creation Units of the of the Acquiring ETF is set forth below.
AMP Trust issues and sells shares of the Acquiring ETF only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of the Acquiring ETF’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Acquiring ETF will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.
Fund Deposit
The consideration for purchase of a Creation Unit of the Acquiring ETF generally consists of the in-kind deposit Deposit Securities per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Acquiring ETF’s portfolio and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, AMP Trust reserves the right to permit or require the substitution of a Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Acquiring ETF may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Acquiring ETF. The “Cash Component” is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
the Acquiring ETF, through the National Securities Clearance Corporation (the “NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Acquiring ETF. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Acquiring ETF until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Acquiring ETF Deposit for the Acquiring ETF changes as portfolio adjustments and corporate action events are reflected from time to time by the Investment Adviser with a view to the investment objective of the Acquiring ETF. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Acquiring ETF’s portfolio.
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AMP Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Acquiring ETF Deposit or resulting from certain corporate actions.
Procedures for Issuance of Creation Units
To be eligible to place orders with the Distributor to purchase a Creation Unit of the Acquiring ETF, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to AMP Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by AMP Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.
All orders to purchase shares directly from the Acquiring ETF must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Acquiring ETF in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Acquiring ETF may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Acquiring ETF’s investments are primarily traded is closed, the Acquiring ETF will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. With respect to the Acquiring ETF, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent, and acceptance by the Distributor, by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by AMP Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Acquiring ETF to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by AMP Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Acquiring ETF Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Acquiring ETF or its agents by no later than the Settlement Date. The “Settlement Date” for the Acquiring ETF is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by AMP Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system or through DTC in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by in a timely manner by the Settlement Date, the creation order may be cancelled. Upon
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written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Acquiring ETF Deposit as newly constituted to reflect the then current NAV of the Acquiring ETF.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Acquiring ETF for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit
Except as provided herein, Creation Units will not be issued until the transfer of good title to AMP Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and AMP Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Acquiring ETF for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by AMP Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with AMP Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with AMP Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit AMP Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to AMP Trust for the costs incurred by AMP Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. AMP Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by AMP Trust and deposited into AMP Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units
AMP Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Acquiring ETF including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Acquiring ETF; (d) the acceptance of the Acquiring ETF Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to AMP Trust, be unlawful; or (f) in the event that circumstances outside the control of AMP Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting AMP Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. AMP Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. AMP Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by AMP Trust, and AMP Trust’s determination shall be final and binding.
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Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of the Acquiring ETF, AMP Trust does not intend to suspend acceptance of orders for Creation Units.
Creation Transaction Fee
A purchase (i.e., creation) transaction fee, payable to the Acquiring ETF’s custodian, is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Acquiring ETF may adjust the creation transaction fee from time to time. The standard fixed creation transaction fee for the Acquiring ETF will be $300. In addition, a variable fee will be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. The variable charge may be imposed for cash purchases, non-standard orders, or partial cash purchases incurred by the Acquiring ETF, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of AMP Trust.
Risks of Purchasing Creation Units
There are certain legal risks unique to investors purchasing Creation Units directly from the Acquiring ETF. Because the Acquiring ETF’s shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Acquiring ETF, breaks them down into the constituent Fund shares, and sells those Fund shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Acquiring ETF’s shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
REDEMPTION OF FUND SHARES IN CREATION UNITS
Information about the redemption of Fund Shares in Creation Units of the Target ETF is included in the Target ETF’s SAI. Information about the redemption of Fund Shares in Creation Units of the of the Acquiring ETF is set forth below.
Fund shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Acquiring ETF through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE ACQUIRING ETF, AMP TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such Fund shares redeemed by AMP Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.
With respect to the Acquiring ETF, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Acquiring ETF’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by AMP Trust. With respect to in-kind redemptions of the Acquiring ETF, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Acquiring ETF shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Acquiring ETF Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the event that the Acquiring ETF Securities have a value greater than the net asset value of the Acquiring ETF shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at AMP Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
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Redemption Transaction Fee
A redemption transaction fee, payable to the Acquiring ETF’s custodian, is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in the Acquiring ETF’s Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Acquiring ETF may adjust the redemption transaction fee from time to time. The standard fixed redemption transaction fee for the Acquiring ETF will be $300. In addition, a variable fee will be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. The variable charge may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) incurred by the Acquiring ETF, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Acquiring ETF Securities from AMP Trust to their account or on their order.
Procedures for Redemption of Creation Units
Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to AMP Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to AMP Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Fund shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by AMP Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Acquiring ETF shares to AMP Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures
In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Acquiring ETF Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
AMP Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Acquiring ETF may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Acquiring ETF next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset AMP Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).
the Acquiring ETF may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Acquiring ETF Securities but does not differ in net asset value.
Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Acquiring ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that AMP Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Acquiring ETF Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Acquiring ETF Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Acquiring ETF shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An
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Authorized Participant may be required by AMP Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.
The right of redemption may be suspended or the date of payment postponed with respect to the Acquiring ETF (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Acquiring ETF or determination of the NAV of the shares of the Acquiring ETF is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
Net asset value per share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Fund shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating each Fund’s net asset value per Fund share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the TAP Board or AMP Board, as applicable, from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
Generally, each Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith in accordance with the Adviser’s pricing procedures, subject to oversight by the TAP Board or AMP Board, as applicable. Pursuant to those procedures, the Adviser considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
DIVIDENDS AND DISTRIBUTIONS
Information about Dividends and Distributions of the Target ETF is included in the Target ETF’s SAI. Information about the Dividends and Distributions of the of the Acquiring ETF is set forth below. The following information supplements and should be read in conjunction with the section in the Information Statement/Prospectus entitled “Dividends and Distributions.”
General Policies
Dividends from net investment income, if any, are declared and paid annually by the Acquiring ETF. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Acquiring ETF may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Acquiring ETF.
the Acquiring ETF may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Acquiring ETF, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of AMP Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Acquiring ETF as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service
AMP Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Acquiring ETF through DTC Participants for reinvestment of their dividend distributions.
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Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by AMP Trust of the Acquiring ETF at NAV per share. Distributions reinvested in additional shares of the Acquiring ETF will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.
TAX INFORMATION
Information about taxes of the Target ETF is included in the Target ETF’s SAI. Information about the taxes of the of the Acquiring ETF is set forth below.
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Acquiring ETF and its shareholders that is intended to supplement the discussion contained in the Acquiring ETF’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Acquiring ETF or its shareholders, and the discussion here and in the Information Statement/Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualification as a Regulated Investment Company. The Acquiring ETF has elected, and intends to qualify each year, to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, the Acquiring ETF must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted RIC income); and (b) diversify its holdings so that, at the end of each quarter of the Acquiring ETF’s taxable year, (i) at least 50% of the total value of the Acquiring ETF’s assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Acquiring ETF’s total assets and not greater than 10% of the outstanding voting securities of such issuer, including the equity securities of a “qualified publicly traded partnership” and (ii) not more than 25% of the value of its total assets is invested, including through corporations in which the Acquiring ETF owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, or in the securities (other than the securities of other RICs) of any two or more issuers that the Acquiring ETF controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
As a RIC, the Acquiring ETF will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Acquiring ETF must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Acquiring ETF will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. the Acquiring ETF’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends paid deduction) and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Acquiring ETF will not be subject to any federal income or excise taxes. However, the Acquiring ETF can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, the Acquiring ETF were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the corporate tax rate and distributions to its shareholders would not be deductible by the Acquiring ETF in computing its taxable income. In addition, in the event of a failure to qualify, the Acquiring ETF’s distributions, to the extent derived from the Acquiring ETF’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Acquiring ETF were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Acquiring ETF may cure a failure to qualify as a RIC, but in order to do so the Acquiring ETF may incur significant Fund-level taxes and may be
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forced to dispose of certain assets. If the Acquiring ETF failed to qualify as a RIC for a period greater than two taxable years, the Acquiring ETF would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
the Acquiring ETF will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Acquiring ETF paid no federal income tax). The Acquiring ETF intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Acquiring ETF may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Acquiring ETF to satisfy the requirement for qualification as a RIC.
the Acquiring ETF may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Acquiring ETF’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year the excess of the Acquiring ETF’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Acquiring ETF’s next taxable year, and the excess (if any) of the Acquiring ETF’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Acquiring ETF’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss. The carryover of capital losses may be limited under the general loss limitation rules if the Acquiring ETF experiences an ownership change as defined in the Code.
At March 31, 2023, the Target ETF had capital loss carryforwards, which reduce the Target ETF’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Target ETF of any liability for federal tax. Pursuant to the Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$5,149,983	$1,953,878	$7,103,861

Distributions to Shareholders. the Acquiring ETF receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Acquiring ETF, constitutes the Acquiring ETF’s net investment income from which dividends may be paid to you. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforwards of the Acquiring ETF. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income, including distributions of net short-term capital gains, may be taxable to shareholders as ordinary income. Distributions from the Acquiring ETF’s net capital gain (i.e., the excess of the Acquiring ETF’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time Fund shares have been held.
In general, to the extent that the Acquiring ETF receives qualified dividend income, the Acquiring ETF may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121‑day period that begins on the date that is 60 days before the date on which the shares become “ex‑dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to
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substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in the Acquiring ETF and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by the Acquiring ETF from an underlying fund taxable as a RIC or from a REIT, will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT.
In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Acquiring ETF for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. the Acquiring ETF’s investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.
To the extent that the Acquiring ETF makes a distribution of income received by the Acquiring ETF in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Acquiring ETF’s distributions exceed its current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes), all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Acquiring ETF will be increased by such amount.
A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.
A dividend or other distribution by the Acquiring ETF is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Shareholders should note that the Acquiring ETF may make taxable distributions of income and capital gains even when share values have declined.
the Acquiring ETF (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Acquiring ETF may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Acquiring ETF.
Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Acquiring ETF by a shareholder who holds their shares as a capital asset will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, any loss realized upon a sale or other disposition of shares may be disallowed under certain wash sale rules to the extent shares of the Acquiring ETF are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net
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investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Acquiring ETF may limit the tax efficiency of the Acquiring ETF. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
AMP Trust, on behalf of the Acquiring ETF, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares and if, pursuant to Section 351 of the Code, the Acquiring ETF would have a basis in the deposit securities different from the market value of such securities on the date of deposit. AMP Trust also has the right to require the provision of information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Acquiring ETF does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares, the purchaser (or a group of purchasers) generally will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Tax Treatment of Complex Securities. The Acquiring ETF may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Acquiring ETF’s ability to qualify as a RIC, affect whether gains and losses recognized by the Acquiring ETF are treated as ordinary income or capital gain, accelerate the recognition of income to the Acquiring ETF and/or defer the Acquiring ETF’s ability to recognize losses, and, in limited cases, subject the Acquiring ETF to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Acquiring ETF.
Foreign Taxes. Dividends and interest received by the Acquiring ETF may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Acquiring ETF’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
Cost Basis. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Acquiring ETF’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
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Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who: (i) has provided the Acquiring ETF either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Acquiring ETF that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Acquiring ETF that the shareholder is a U.S. person (including a resident alien). If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Acquiring ETF with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Acquiring ETF reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.
Non-U.S. Investors. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Acquiring ETF, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on distributions derived from taxable ordinary income. The Acquiring ETF may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Acquiring ETF generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Acquiring ETF. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Acquiring ETF is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Acquiring ETF or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Acquiring ETF or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in the Acquiring ETF will need to provide the Acquiring ETF with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Acquiring ETF should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Acquiring ETF generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Acquiring ETF where, for example: (i) the Acquiring ETF invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Acquiring ETF invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Acquiring ETF constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has
    Statement of Additional Information    30

issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
This discussion and the related discussion in the Information Statement/Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Acquiring ETF and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Acquiring ETF and the applicability of any state, local or foreign taxation.
SUPPLEMENTAL FINANCIAL INFORMATION
Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring ETF are not included in this SAI.
Tables showing the fees and expenses of the Target ETF, which are identical to those of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization, are included under “Fees and Expenses” in the Information Statement/Prospectus.
Under the Agreement and Plan of Reorganization, the Target ETF is proposed to be reorganized into the Acquiring ETF.
The Reorganization will not result in a material change to the Target ETF’s investment portfolio due to the investment restrictions of the Acquiring ETF being identical to those of the Target ETF. Each security held by the Target ETF is eligible to be held by the Acquiring ETF and the Acquiring ETF will have the same investment objective and strategies as the Target ETF. As a result, a schedule of investments of the Target ETF modified to show the effects of the change is not required and is not included.
There are no material differences in accounting policies of the Target ETF as compared to those of the Acquiring ETF.

    Statement of Additional Information    31

PART C
Other Information
Item 15. Indemnification
Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust, Article VIII of Registrant’s By-Laws and Paragraph 6 of the Distribution Agreement.
Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.
Item 16. Exhibits

(1)	(a)
Certificate of Trust dated February 16, 2023 was previously filed with AMP Trust’s Registration Statement on Form N-1A (File Nos. 811-23859 and 333-270997) on March 30, 2023 and is incorporated herein by reference.

(b)	Agreement and Declaration of Trust dated February 16, 2023 was previously filed with AMP Trust’s Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(2)	Bylaws dated February 16, 2023 were previously filed with AMP Trust’s Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(3)	Voting Trust Agreements - Not Applicable.
(4)	Form of Agreement and Plan of Reorganization is attached as Appendix A to the Information Statement/Prospectus contained in this Registration Statement.
(5)	Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and Bylaws.
(6)	Investment Advisory Agreement was previously filed with AMP Trust’s Registration Statement on Form N-1A on December 13, 2023 and is incorporated herein by reference.
(7)	Form of ETF Distribution Agreement was previously filed with AMP Trust’s Registration Statement on Form N-1A on December 13, 2023 and is incorporated herein by reference.
(8)	Bonus or Profit Sharing Contracts - not applicable.
(9)	(a)	(i)	Custody Agreement dated September 14, 2023 was previously filed with the Trust’s Registration Statement on Form N-1A on December 12, 2023 and is incorporated herein by reference.
(ii)	Exhibit to Custody Agreement was previously filed with AMP Trust’s Registration Statement on Form N-1A on December 13, 2023 and is incorporated herein by reference.
(10)	Rule 12b-1 Plan was previously filed with the Trust’s Registration Statement on Form N-1A on December 12, 2023 and is incorporated herein by reference.

(11)	(a)	Legal Opinion of Shares was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
	(b)	Consent to Use of Name was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(12)	Form of Tax Opinion was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(13)	Material Contracts of the Registrant
	(a)	(i) Fund Servicing Agreement dated September 14, 2023 was previously filed with the Trust’s Registration Statement on Form N-1A on December 12, 2023 and is incorporated herein by reference.
(ii) Exhibit to Fund Servicing Agreement was previously filed with AMP Trust’s Registration Statement on Form N-1A on December 13, 2023 and is incorporated herein by reference.
(14)	(a)	BBD, LLP Consent of Independent Registered Public Accounting Firm - filed herewith.
	(b)	Cohen & Company, Ltd. Consent of Independent Registered Public Accounting Firm - filed herewith.
(15)	Omitted Financial Statements - not applicable.
(16)	(a)
Power of Attorney for Brian S. Ferrie, Wan-Chong Kung, and Christopher E. Kashmerick was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.

	(b)	Power of Attorney for Russell Emery was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(17)	Additional exhibits - not applicable.
(18)	Type and class of securities being registered - not applicable.
Item 17. Undertakings
(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3)     The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements Rule 485(b) under the Securities Act of 1933, the Registrant certifies that this Post‑Effective Amendment No. 1 to its Registration Statement on N-14 meets all of the requirements for effectiveness under Rule 485(b). As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Glendora and State of California, on the 20th day of December, 2023.

Advisor Managed Portfolios

By: /s/ Russell B. Simon
Russell B. Simon
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 20, 2023.

Signature	Title

Russell Emery*	Trustee
Russell Emery

Brian S. Ferrie*	Trustee
Brian S. Ferrie

Wan-Chong Kung*	Trustee
Wan-Chong Kung

Christopher E. Kashmerick*	Trustee
Christopher E. Kashmerick

/s/ Russell B. Simon	President and Principal Executive Officer
Russell B. Simon

/s/ Eric T. McCormick	Treasurer and Principal Financial Officer (principal accounting officer)
Eric T. McCormick

*By: /s/ Russell B. Simon
Russell B. Simon Attorney-In Fact pursuant to Power of Attorney